UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 11, 2024

ALPHAVEST ACQUISITION CORP

(Exact name of registrant as specified in its charter)

Cayman Islands	001-41574	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Ave, Suite 2446

New York, NY 10170

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code 203-998-5540

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one ordinary shareand one right	ATMVU	The Nasdaq Stock Market LLC
Ordinary Shares, par value $0.0001 per share	ATMV	The Nasdaq Stock Market LLC
Rights, each right entitling the holder thereof to one-tenth of one ordinary share	ATMVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On March 11, 2024, AlphaVest Acquisition Corp (the “Company”) was contacted by the staff (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”). The Staff notified the Company that it was not in compliance with the Nasdaq continuing listing standard following the termination of the phase-in period provided under Nasdaq Listing Rule 5615(b)(1) and 5605(c)(2)(A) regarding the composition of the Company’s Board of Directors (the “Board”) and the Audit Committee, respectively, because a majority of the Board was not comprised of independent directors and the Audit Committee was not comprised of at least three independent directors. The Company believes that following the appointments described herein, that the Company is now compliant with Nasdaq Listing Rule 5615(b)(1) and 5605(c)(2)(A), respectively.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 15, 2024, Brian Hartzband was appointed to the Board as a Class I director with his initial term expiring at the Company’s first annual meeting of stockholders. The Board has determined that Mr. Hartzband is an independent director under the Nasdaq Stock Market Rules. Mr. Hartzband entered into the Company’s standard indemnification agreement for directors. Mr. Hartzband was also appointed as a member of the Audit Committee and as a member of the Compensation Committee.

None of our directors, including Mr. Hartzband, receive any cash compensation for services rendered to us. There are no arrangements or understandings between Mr. Hartzband and any other person pursuant to which he was selected to serve on the Board, and there are no relationships between Mr. Hartzband and the Company that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALPHAVEST ACQUISITION CORP

By:	/s/ Yong (David) Yan
Name:	Yong (David) Yan
Title:	Chief Executive Officer

Dated: March 15, 2024